UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2006

____________________

WINDY CREEK DEVELOPMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-132597	88-0513176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3172 N. Rainbow Blvd., Suite 409, Las Vegas, NV		89108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 312-3072

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Prior to September 12, 2006, our business plan was focused on proceeding with the exploration of the Victoria mineral claims to determine whether there are commercially exploitable mineral reserves. On September 11, having received a letter from our independent Geologist that the time and costs of the project was beyond our ability to manage at this time, our board decided to abandon the mining option agreement and seek other opportunities.

On September 12, 2006, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Windy Creek Developments, Inc., a Delaware corporation and our wholly-owned subsidiary (“Windy-DE”), for the purpose of reincorporating in the State of Delaware (the “Merger”). On September 14, 2006, we merged with Windy-DE so that we and Windy-DE became a single corporation (the “Surviving Corporation”) which exists under, and is governed by, the laws of the State of Delaware.

As a result of the Merger, all of our assets, property, rights, privileges, powers and franchises became vested in and held and enjoyed by the Surviving Corporation and the Surviving Corporation assumed all of our obligations.

Item 3.03. Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of Windy-DE became the Certificate of Incorporation and By-laws of the Surviving Corporation.

Each share of our common stock, par value $0.0001 per share, which was issued and outstanding immediately prior to the Merger was converted into 6.09756 issued and outstanding shares of common stock, par value $0.0001 per share, of the Surviving Corporation (the “Common Stock”), so that the holders of all of the issued and outstanding shares of our common stock immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of Windy-DE owned by the Company immediately prior to the Merger were surrendered and cancelled.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth under Item 3.03 above, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibits
2.1	Agreement and Plan of Merger, dated September 12, 2006, between Windy Creek Developments, Inc., a Nevada corporation, and Windy Creek Developments, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Windy Creek Developments, Inc., a Nevada corporation, into Windy Creek Developments, Inc., a Delaware corporation
2.3	Articles of Merger merging Windy Creek Developments, Inc., a Nevada corporation, into Windy Creek Developments, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Windy Creek Developments, Inc., a Delaware corporation
3.2	By-laws of Windy Creek Developments, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDY CREEK DEVELOPMENTS, INC.
Dated: September 18, 2006	By:	/s/ Raymond Cottrell
Name:Raymond Cottrell
Title:President, CEO and Director